Exhibit 99.1

______________, 2007

To The Board of Directors of Ventures-United, Inc.:

I, Robert C. Taylor, hereby resign my position President, Chief Financial Officer and Director of Ventures-United, Inc., effective immediately.

Very truly yours,

Robert C. Taylor